FOR IMMEDIATE RELEASE

CONTACT:
Mike Rohrkemper, CFO
(859) 586-0600 x1416
investor@pomeroy.com
--------------------

   POMEROY IT SOLUTIONS, INC. - FINANCIAL RESULTS, FOURTH QUARTER AND YEAR ENDED
                                 JANUARY 5, 2005

Hebron, KY; February 9, 2005; Pomeroy IT Solutions, Inc. (NASDAQ: PMRY), today announced results for the fourth quarter and fiscal year 2004, ended January 5, 2005.

For the fourth quarter, the Company recorded revenues of $208.4 million, a 27.9% increase from revenues of $163.0 million in Q4, 2003. Diluted earnings per share of $0.30 for the quarter ended January 5, 2005, represent an increase of
25.0  %  from  $0.24  in  Q4,  2003.

For the fiscal year ended January 5, 2005, revenues increased 24.0% to $742.3 million from $598.4 million in fiscal year 2003. For the twelve months ended January 5, 2005, diluted earnings per share of $1.00, before the adjustment taken in 2004, represents a 35.1% increase from $0.74 for fiscal 2003, before the adjustment taken in 2003. For the same period, diluted earnings per share of $0.88, after the 2004 adjustment, represents a 20.5% increase from $0.73, after the 2003 adjustment. The adjustment for 2004, as previously disclosed, was restructuring and severance charges. The adjustment for fiscal year 2003 was due to a litigation settlement.

"We continue to focus on customer satisfaction as well as execution of our market development and penetration strategies. We are also beginning to recognize synergies and strategic benefits from the integration of Alternative Resources Corporation, our recent acquisition," said President Steve Pomeroy.

As a national solutions provider, Pomeroy is uniquely positioned to provide services that span consulting, infrastructure and life cycle services. Pomeroy maintains a technical workforce of approximately 4,000 skilled employees with the capabilities and expertise to plan, design, implement and support all categories of its solution offerings. Pomeroy has the ability to leverage its extensive portfolio of services to assist clients in reducing their total cost of ownership, allowing these savings to be reinvested back into the customer's core business. Pomeroy has clientele across a broad spectrum of industries, governments and educational organizations.

Certain statements that are not purely historical constitute "forward-looking statements" for purposes of the Securities Act of 1933 and the Securities and Exchange Act of 1934, as amended, and as such they involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected or anticipated. These statements are based on information available to the Company as of the date hereof and the Company disclaims any intention or obligation to update any such forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, but are not limited to, the estimated needs of customers as conveyed to the Company, existing market conditions including the overall demand for IT products and services, the terms of applicable


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agreements  and  certification  programs  and  the  assumptions  regarding  the
Company's performance thereunder, the Company's ability to attract and retain technical personnel and to identify and develop expertise in future-demanded services, the Company's ability to identify suitable acquisition candidates and successfully integrate acquired companies, the nature and volume of products and services anticipated to be delivered and the Company's ability to obtain sufficient volumes of products and provide services.

                              POMEROY IT SOLUTIONS, INC.
                             CONSOLIDATED BALANCE SHEETS
                                     (UNAUDITED)


(in thousands)                                               January 5,   January 5,
                                                                2005         2004
                                                             -----------  -----------
ASSETS

Current Assets:
Cash and cash equivalents . . . . . . . . . . . . . . . . .  $    17,669  $    40,200

Accounts receivable:
  Trade, less allowance of $1,230 and $2,556 at January 5,
    2005 and 2004, respectively . . . . . . . . . . . . . .      143,113      111,324
  Vendor receivables, less allowance of $100
    at January 5,2005 and 2004, respectively. . . . . . . .        5,790        7,226
  Net investment in leases. . . . . . . . . . . . . . . . .        3,814        2,056
  Other . . . . . . . . . . . . . . . . . . . . . . . . . .        2,902        2,043
                                                             -----------  -----------
     Total receivables. . . . . . . . . . . . . . . . . . .      155,619      122,649
                                                             -----------  -----------

Inventories . . . . . . . . . . . . . . . . . . . . . . . .       17,188       12,453
Other . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,302        5,193
                                                             -----------  -----------
     Total current assets . . . . . . . . . . . . . . . . .      200,778      180,495
                                                             -----------  -----------

Equipment and leasehold improvements:
  Furniture, fixtures and equipment . . . . . . . . . . . .       30,113       29,517
  Leasehold Improvements. . . . . . . . . . . . . . . . . .        6,187        6,438
                                                             -----------  -----------
     Total. . . . . . . . . . . . . . . . . . . . . . . . .       36,300       35,955

  Less accumulated depreciation . . . . . . . . . . . . . .       21,061       19,696
                                                             -----------  -----------
     Net equipment and leasehold improvements . . . . . . .       15,239       16,259
                                                             -----------  -----------

Net investment in leases, net of current portion. . . . . .        1,650        2,935
Goodwill. . . . . . . . . . . . . . . . . . . . . . . . . .      109,913       67,664
Intangible assets . . . . . . . . . . . . . . . . . . . . .        3,702          436
Other assets. . . . . . . . . . . . . . . . . . . . . . . .        1,606        1,410
                                                             -----------  -----------
     Total assets . . . . . . . . . . . . . . . . . . . . .  $   332,888  $   269,199
                                                             ===========  ===========


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
                               POMEROY IT SOLUTIONS, INC.
                               CONSOLIDATED BALANCE SHEETS
                                       (UNAUDITED)


(in thousands)                                                  January 5,   January 5,
                                                                   2005         2004
                                                               ------------  -----------
LIABILITIES AND EQUITY

Current Liabilities:
Current portion of notes payable. . . . . . . . . . . . . . .  $       912   $       912
Short-term borrowings . . . . . . . . . . . . . . . . . . . .       20,153             -
Accounts payable:
    Floor plan financing. . . . . . . . . . . . . . . . . . .       19,393        16,572
    Trade . . . . . . . . . . . . . . . . . . . . . . . . . .       53,263        33,479
                                                               ------------  -----------
      Total accounts payable. . . . . . . . . . . . . . . . .       72,656        50,051
Deferred revenue. . . . . . . . . . . . . . . . . . . . . . .        3,490         3,988
Employee compensation and benefits. . . . . . . . . . . . . .        8,245         2,425
Accrued restructuring and severance charges . . . . . . . . .        7,585             -
Other current liabilities . . . . . . . . . . . . . . . . . .        6,778         6,333
                                                               ------------  -----------
      Total current liabilities . . . . . . . . . . . . . . .      119,819        63,709
                                                               ------------  -----------

Notes payable, net of current portion . . . . . . . . . . . .          250           913
Deferred income taxes . . . . . . . . . . . . . . . . . . . .           97         4,780

Equity:
  Preferred stock,  $.01 par value; authorized 2,000 shares,
    (no shares issued or outstanding) . . . . . . . . . . . .            -             -
  Common stock, $.01 par value; authorized 20,000 shares,
    (13,160 and 12,943 shares issued at January 5, 2005 and
    2004, respectively) . . . . . . . . . . . . . . . . . . .          132           130
  Paid in capital . . . . . . . . . . . . . . . . . . . . . .       84,931        82,696
  Accumulated other comprehensive loss. . . . . . . . . . . .          (78)            -
  Retained earnings . . . . . . . . . . . . . . . . . . . . .      136,483       125,250
                                                               ------------  -----------
                                                                   221,468       208,076
  Less treasury stock, at cost (778 and 738 shares
    at January 5, 2005 and 2004, respectively). . . . . . . .        8,746         8,279
                                                               ------------  -----------
      Total equity. . . . . . . . . . . . . . . . . . . . . .      212,722       199,797
                                                               ------------  -----------
      Total liabilities and equity. . . . . . . . . . . . . .  $   332,888   $   269,199
                                                               ============  ===========


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
                           POMEROY IT SOLUTIONS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

(in thousands, except per share data)         Fiscal Years Ended
                                           -------------------------
                                            January 5,    January 5,
                                              2005          2004
                                           -----------  ------------
Net sales and revenues:
  Sales - equipment, supplies and leasing  $   545,115  $   470,518
  Service . . . . . . . . . . . . . . . .      197,175      127,905
                                           -----------  ------------
    Total net sales and revenues. . . . .      742,290      598,423
                                           -----------  ------------

Cost of sales and service:
  Equipment, supplies and leasing . . . .      504,018      435,048
  Service . . . . . . . . . . . . . . . .      143,136       92,982
                                           -----------  ------------
    Total cost of sales and service . . .      647,154      528,030
                                           -----------  ------------

  Gross profit. . . . . . . . . . . . . .       95,136       70,393
                                           -----------  ------------

Operating expenses:
  Selling, general and administrative . .       66,449       46,769
  Rent. . . . . . . . . . . . . . . . . .        3,448        3,149
  Depreciation. . . . . . . . . . . . . .        4,029        4,915
  Amortization. . . . . . . . . . . . . .          364          404
  Provision for doubtful accounts . . . .            -          200
  Litigation settlement . . . . . . . . .            -          150
  Restructuring and severance charges . .        2,423            -
                                           -----------  ------------
    Total operating expenses. . . . . . .       76,713       55,587
                                           -----------  ------------

Income from operations. . . . . . . . . .       18,423       14,806
                                           -----------  ------------

Other expense (income):
  Interest, net . . . . . . . . . . . . .          251          (75)
  Miscellaneous . . . . . . . . . . . . .           26           11
                                           -----------  ------------
    Total other expense (income). . . . .          277          (64)
                                           -----------  ------------

Income before income tax. . . . . . . . .       18,146       14,870

Income tax expense. . . . . . . . . . . .        7,213        5,799
                                           -----------  ------------

Net income. . . . . . . . . . . . . . . .  $    10,933  $     9,071
                                           ===========  ============

Weighted average shares outstanding:
  Basic . . . . . . . . . . . . . . . . .       12,253       12,305
                                           ===========  ============
  Diluted . . . . . . . . . . . . . . . .       12,442       12,375
                                           ===========  ============

Earnings per common share:
  Basic . . . . . . . . . . . . . . . . .  $      0.89  $      0.74
                                           ===========  ============
  Diluted . . . . . . . . . . . . . . . .  $      0.88  $      0.73
                                           ===========  ============


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
                           POMEROY IT SOLUTIONS, INC.
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                   (UNAUDITED)

(in thousands)                                                 Year Ended
                                                       --------------------------
                                                        January 5,    January 5,
                                                           2005          2004
                                                       ------------  ------------
Net income. . . . . . . . . . . . . . . . . . . . . .  $    10,933   $      9,071
Other comprehensive loss:
  Foreign currency translation adjustment, net of tax          (78)             -
                                                       ------------  ------------

Comprehensive income. . . . . . . . . . . . . . . . .  $    10,855   $      9,071
                                                       ============  ============


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
                           POMEROY IT SOLUTIONS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

(in thousands, except per share data)          Three Months Ended
                                           --------------------------
                                             January 5,    January 5,
                                               2005          2004
                                           ------------  ------------
Net sales and revenues:
  Sales - equipment, supplies and leasing  $   137,391   $   128,639
  Service . . . . . . . . . . . . . . . .       71,026        34,382
                                           ------------  ------------
    Total net sales and revenues. . . . .      208,417       163,021
                                           ------------  ------------

Cost of sales and service:
  Equipment, supplies and leasing . . . .      126,380       118,862
  Service . . . . . . . . . . . . . . . .       51,451        25,095
                                           ------------  ------------
    Total cost of sales and service . . .      177,831       143,957
                                           ------------  ------------

  Gross profit. . . . . . . . . . . . . .       30,586        19,064
                                           ------------  ------------

Operating expenses:
  Selling, general and administrative . .       21,879        12,142
  Rent. . . . . . . . . . . . . . . . . .          997           752
  Depreciation. . . . . . . . . . . . . .        1,061         1,272
  Amortization. . . . . . . . . . . . . .          163            44
                                           ------------  ------------
    Total operating expenses. . . . . . .       24,100        14,210
                                           ------------  ------------

Income from operations. . . . . . . . . .        6,486         4,854
                                           ------------  ------------

Other expense (income):
  Interest expense. . . . . . . . . . . .          250           (54)
  Miscellaneous . . . . . . . . . . . . .           (1)           10
                                           ------------  ------------
    Total other expense (income). . . . .          249           (44)
                                           ------------  ------------

Income before income tax. . . . . . . . .        6,237         4,898

Income tax expense. . . . . . . . . . . .        2,538         1,910
                                           ------------  ------------

Net income. . . . . . . . . . . . . . . .  $     3,699   $     2,988
                                           ============  ============

Weighted average shares outstanding:
  Basic . . . . . . . . . . . . . . . . .       12,284        12,200
                                           ============  ============
  Diluted . . . . . . . . . . . . . . . .       12,512        12,367
                                           ============  ============

Earnings per common share:
  Basic . . . . . . . . . . . . . . . . .  $      0.30   $      0.25
                                           ============  ============
  Diluted . . . . . . . . . . . . . . . .  $      0.30   $      0.24
                                           ============  ============


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
                           POMEROY IT SOLUTIONS, INC.
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                   (UNAUDITED)

(in thousands)                                             Three Months Ended
                                                     ---------------------------
                                                         January 5,   January 5,
                                                           2005         2004
                                                       ------------  -----------
Net income. . . . . . . . . . . . . . . . . . . . . .  $     3,699   $     2,988
Other comprehensive loss:
  Foreign currency translation adjustment, net of tax          (42)            -
                                                       ------------  -----------

Comprehensive income. . . . . . . . . . . . . . . . .  $     3,657   $     2,988
                                                       ============  ===========


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